UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period:  9/30/14

Item 1.  Reports to Stockholders.

Grant Park Managed Futures Strategy Fund

Class A shares: GPFAX	Class C shares: GPFCX	Class I shares: GPFIX

Class N shares: GPFNX	Class W shares: GPFWX

Grant Park Multi Alternative Strategies Fund

Class A shares: GPAAX	Class C shares: GPACX	Class I shares: GPAIX

Class N shares: GPANX

Annual Report

September 30, 2014

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

Dearborn Capital Management
626 West Jackson, Suit 600 Chicago Illinois 60661 855.501.4758 www.gpmfs.com	managed futures strategy

Performance Review

Performance during the first quarter was negative and was primarily driven by rapid market reactions to global geopolitical events. Markets fell in reaction to three factors: the anticipation of the end of quantitative initiatives in the U.S., on negative information concerning low inflation and weak economic performance across the Eurozone, and on the fear of regional conflict caused by Russia’s hegemonic activities in the Crimea. Collectively, these factors created widespread fear across the global markets and created a “flight to quality” which caused prices to spike for safe-haven currencies and the energy markets. This violent reaction reversed existing price trends and created a 5.23% loss. Markets stabilized by mid-year and were positive by 0.94% for the second quarter as the equities and fixed income sectors delivered positive performance. The Fund’s positive performance rose 4.07% during the period from July through September as investments in currencies and fixed income markets, in particular, drove performance.

Significantly, currencies markets began to reflect the effects of differing economic and monetary policies across continents. The U.S. dollar and British pound rose in value based on the strength of their economies; the euro and Japanese yen fell as a consequence of governmental policies designed to devalue the currencies.

Overall, the Grant Park Managed Futures Strategy Fund Class A returned 2.99% for the one-year period ended 9/30/2014.

Investment Outlook

The adoption of “directionally divergent” fiscal and monetary policies is a very significant event.

Since the financial crisis began in 2008, the fiscal leaders of the U.S., Europe, and Asia have generally orchestrated their actions in order to avoid an increase or acceleration of financial distress in the economies for which they are responsible. The difference in monetary policies – where the U.S. is removing quantitative easing and contemplating raising interest rates at the same time the European Central Bank is moving to reduce interest rates and to begin additional quantitative easing initiatives, for example, marks a return to a fundamental principle that drives capital markets. Governments are placing their national/geographic interests as the highest priority for the policies they are adopting.

This, in turn, creates the opportunities for price and value discrepancies which can be profitably pursued. Throughout this year, the markets have continued to operate on their historical values. Global events – including civil unrest in Europe, the Middle East, and Asia are likely to continue and to reinforce an investor preference for high-quality, safe-haven assets across the financial and commodity sectors where the Fund invests. The consequences of divergent policy objectives across the globe should provide the Fund’s strategies ample investment opportunities.

We appreciate your support and commitment to the Fund.

3389-NLD-10/31/2014

1

Grant Park Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, as compared to its benchmark:

			Inception** -
	One Year	Three Year	September 30, 2014
Grant Park Managed Futures Strategy Fund - Class A	2.99%	(3.85)%	(3.06)%
Grant Park Managed Futures Strategy Fund - Class A with load	(2.93)%	(5.72)%	(4.65)%
Grant Park Managed Futures Strategy Fund - Class C	2.35%	(4.56)%	(3.76)%
Grant Park Managed Futures Strategy Fund - Class I	3.32%	(3.60)%	(2.81)%
Grant Park Managed Futures Strategy Fund - Class N	2.99%	(3.85)%	(3.06)%
Grant Park Managed Futures Strategy Fund - Class W	3.01%	(4.01)%	(3.24)%
S&P 500 Total Return Index	19.73%	22.99%	14.28%
Barclays Capital U.S. Government/Corporate Long Bond Index	12.65%	4.54%	9.53%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.21% for Class A shares, 2.96% for Class C shares, 1.97% for Class I shares, 2.21% for Class N shares, and 2.47% for Class W shares per the Prospectus as revised May 31, 2014. Class A Shares are subject to a maximum sales charge of 5.75% on purchases and a maximum deferred sales charge of 1.00%. The Fund’s adviser has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is March 4, 2011.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors can not invest directly in an index.

The Barclays Capital U.S. Government/Corporate Long Bond Index measures the performance of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate bonds with maturities longer than 10 years. Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2014

Holdings by type of investment	% of Net Assets at Value
Bonds & Notes	52.4%
Short Term Investments	64.5%
Other Assets Less Liabilities - Net	(16.9)%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

2

Dearborn Capital Management
626 West Jackson, Suit 600 Chicago Illinois 60661 855.501.4758 www.gpmfs.com	managed futures strategy

Performance Review

Performance during the first quarter for Class A shares was -0.40%. The Fund’s strategies performed profitably when market prices were driven by supply and demand but incurred losses when geopolitical events and uncertain monetary policies unsettled markets and limited investment opportunities.

Fund performance during the second quarter for Class A shares was +2.61%. The Fund’s fixed income investments profited from sustained growth in safe-haven prices and on strong uptrends in the equity markets which resulted from the U.S. Federal Reserve’s accommodative monetary policy and on an improved outlook for the U.S. economy. The Fund’s investments in commodities were also profitable and were driven, in part, by a sustained rally in the feeder cattle market.

Fund performance during the third quarter for Class A shares was +3.52%. Positive performance was driven by the Long/Short Global Financials Strategy and by gains across all financial sectors. The Dynamic Commodity strategy profited by having short positions as prices in the corn and wheat markets fell sharply lower. The Upside Capture strategy partially offset quarterly profits as long equity exposures lost value during selloffs that were triggered by geopolitical concerns and by beliefs the U.S. Federal Reserve would raise interest rates sooner than previously anticipated.

Overall, the Grant Park Multi Alternative Strategies Fund Class A shares returned 5.80% for the period from 12/31/2013 through 9/30/2014.

Investment Outlook

Since the financial crisis began in 2008, the fiscal leaders of the U.S., Europe, and Asia have generally coordinated their actions in order to avoid an increase or acceleration of financial distress in the economies for which they are responsible. Recently, however, national and regional economic interests have dominated fiscal and governmental policy and the overall alignment of objectives has been replaced by “directionally divergent” policies that are tailored to each region’s unique needs. The U.S., for example, is removing quantitative easing and contemplates raising interest rates, while at the same time the European Central Bank is reducing interest rates and beginning additional quantitative easing initiatives. Japan continues to pursue its objective of weakening the value of the yen in an attempt to raise exports and benefit the domestic, Japanese economy.

The “directionally divergent” policies, in turn, create the opportunities for price and value discrepancies which can be profitably pursued. Throughout this year, the markets have continued to operate on their historical values. Global events – including civil unrest in Europe, the Middle East, and Asia are likely to continue and to reinforce an investor preference for high-quality, safe-haven assets across the financial and commodity sectors where the Fund invests. The consequences of divergent policy objectives across the globe should provide the Fund’s strategies ample investment opportunities.

We appreciate your support and commitment to the Fund.

3388-NLD-10/31/2014

3

Grant Park Multi Alternative Strategies Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, as compared to its benchmark:

Inception** -
September 30, 2014
Grant Park Multi Alternative Strategies Fund - Class A	5.80%
Grant Park Multi Alternative Strategies Fund - Class A with load	(0.28)%
Grant Park Multi Alternative Strategies Fund - Class C	5.30%
Grant Park Multi Alternative Strategies Fund - Class I	6.10%
Grant Park Multi Alternative Strategies Fund - Class N	5.90%
S&P 500 Total Return Index	8.34%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.04% for Class A shares, 2.79% for Class C shares, 1.79% for Class I shares, and 2.04% for Class N shares per the Prospectus Supplement dated June 2, 2014. Class A Shares are subject to a maximum sales charge of 5.75% on purchases and a maximum deferred sales charge of 1.00%. The Fund’s adviser has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is December 31, 2013.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2014

Holdings by type of investment	% of Net Assets at Value
Exchange Traded Funds	38.9%
Bonds & Notes	34.4%
Short-Term Investments	23.2%
Other Assets Less Liabilities - Net	3.5%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

Grant Park Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2014

Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 52.4%
	DIVERSIFIED FINANCIAL SERVICES - 7.4%
$4,000,000	General Electric Capital Corp.	2.1500	1/9/2015	$4,020,172

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 45.0%
5,000,000	Federal Home Loan Banks	1.0300	10/23/2014	5,002,820
3,500,000	Federal Home Loan Banks	0.0600	3/30/2015	3,498,558
1,000,000	Federal Home Loan Mortgage Corporation	0.5000	4/17/2015	1,002,112
3,000,000	Federal National Mortgage Association	0.6250	10/30/2014	3,001,329
5,000,000	Federal National Mortgage Association	0.7500	12/19/2014	5,006,815
5,000,000	Federal National Mortgage Association	1.3000	11/17/2014	5,007,905
2,000,000	Federal National Mortgage Association	5.0000	4/15/2015	2,052,600
				24,572,139

	TOTAL BONDS & NOTES (Cost - $28,596,156)			28,592,311

	SHORT-TERM INVESTMENTS - 64.5%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 39.1% *
7,799,268	U.S. Treasury Bill, due 11/13/14			7,799,194
13,500,000	U.S. Treasury Bill, due 4/30/15			13,499,839
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost - $21,299,033)			21,299,033

Shares
	MONEY MARKET FUND - 25.4%
13,868,777	Invesco STIT Treasury Portfolio, to yield 0.02% ** (Cost - $13,868,777)			13,868,777

	TOTAL SHORT-TERM INVESTMENTS (Cost - $35,167,810)			35,167,810

	TOTAL INVESTMENTS - 116.9% (Cost - $63,763,966) (a)			$63,760,121
	OTHER ASSETS LESS LIABILITIES - NET - (16.9) %			(9,215,155)
	NET ASSETS - 100.0%			$54,544,966

*	Securtity is held on margin for swaps and is restricted to maintain 20% of notional balance.

**	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2014. A portion represents positions held in GPMFS Fund Limited.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $63,763,966 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$297
Unrealized depreciation:	(4,142)
Net unrealized depreciation:	$(3,845)

The accompanying notes are an integral part of these consolidated financial statements.

5

Grant Park Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Unrealized
Gain / (Loss)
LONG SWAP (1)

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of commodity trading advisor (CTA) programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs. The swap was effective on August 17, 2012 and has a term of five years there from unless earlier terminated. In addition, the swap provides for a 0.50% per annum notional fee to Deutsche Bank. (Notional Value $54,500,000)	$3,236,818
Total Net Unrealized Appreciation on Swap Contract	$3,236,818

(1)	This investment is a holding of GPMFS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

6

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares				Value
	EXCHANGE TRADED FUNDS - 38.9%
	EQUITY FUNDS - 38.9%
3,787	iShares Core S&P 500 ETF			$750,811
12,703	iShares MSCI ACWI ETF			748,207
16,391	iShares MSCI ACWI ex US ETF			745,463
11,641	iShares MSCI EAFE ETF			746,421
15,415	iShares MSCI EAFE Small-Cap ETF			747,628
17,760	iShares MSCI Emerging Markets ETF			738,106
6,831	iShares Russell 1000 ETF			750,522
6,801	iShares Russell 2000 ETF			743,689
4,728	iShares Russell Mid-Cap ETF			748,631
10,847	iShares US Real Estate ETF			750,612
	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,543,123)			7,470,090

		Coupon Rate
Par Value		(%)	Maturity
	BONDS & NOTES - 34.4%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 34.4%
$3,600,000	Federal Home Loan Banks	0.1250	6/4/2015	3,598,524
1,500,000	Federal Home Loan Banks	0.1400	2/18/2015	1,499,958
1,500,000	Federal Home Loan Banks	2.7500	3/13/2015	1,517,730
	TOTAL BONDS & NOTES (Cost - $6,618,109)			6,616,212

Shares
	SHORT-TERM INVESTMENTS - 23.2%
	MONEY MARKET FUND - 23.2%
4,457,590	Morgan Stanley Institutional Liquidity Fund - Treasury Securities Portfolio, to yield 0.01% (Cost - $4,457,590) *			4,457,590

	TOTAL INVESTMENTS - 96.5% (Cost - $18,618,822) (a)			$18,543,892
	OTHER ASSETS LESS LIABILITIES - NET - 3.5%			670,974
	NET ASSETS - 100.0%			$19,214,866

*	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2014. A portion represents positions held in GPMAS Fund Limited.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,618,822 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$63,091
Unrealized depreciation:	(138,021)
Net unrealized depreciation:	$(74,930)

The accompanying notes are an integral part of these consolidated financial statements.

7

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

LONG FUTURES CONTRACTS

Long		Underlying Face Amount at	Unrealized
Contracts	Description	Value *	Gain/(Loss)
101	10 YR Mini JBG Future Dec 2014	5,708	$5,708
178	3 Mo EuroYen TFX Jun 2015	2,849	2,849
91	3 Mo Sterling (Short Sterling) Dec 2015	5,817	(5,817)
21	3 YR AUD Gov Bond Dec 2014	1,655	1,655
217	3-Month Euro (Euribor) Dec 2015	38,866	38,866
17	Cocoa Dec 2014 +	561,000	11,060
35	Dollar Index Future Dec 2014 +	69,008	69,008
99	Euro CHF 3 Mo Lif Sept 2015	5,807	(5,807)
2	Euro-Bund Future Dec 2014 +	378,112	1,970
7	Feeder Cattle Nov 2014 +	13,288	13,288
10	Frozen Concentrated OJ Nov 2014 +	217,125	(8,392)
15	Long Gilt Future Dec 2014 +	2,751,855	16,588
12	Nasdaq 100 E-Mini Dec 2014	8,375	(8,375)
30	Nikkei 225 (SGX) Dec 2014	47,347	47,347
4	S&P Emini Future Dec 2014	5,538	(5,538)
3	US 10 Yr Future Dec 2014 +	373,923	(219)
7	US Long Bond Future Dec 2014 +	965,342	(2,406)
	Net Unrealized Appreciation from Open Long Futures Contracts		$171,785

The accompanying notes are an integral part of these consolidated financial statements.

8

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

SHORT FUTURES CONTRACTS

Short		Underlying Face Amount at	Unrealized
Contracts	Description	Value *	Gain/(Loss)
170	90 Day Euro $ Future Jun 2016	6,838	$6,838
8	Australian Dollar Future Dec 2014 +	28,060	28,060
8	British Pound Future Dec 2014 +	4,456	4,456
8	Canadian Dollar Future Dec 2014 +	17,490	17,490
18	Corn Future Dec 2014 +	288,675	12,500
4	Cotton Dec 2014 +	122,740	8,275
1	Crude Oil Future Nov 2014 +	91,160	1,510
16	Euro Fx Future Dec 2014 +	62,425	62,425
7	Gas Oil Future Nov 2014 +	565,775	9,275
4	Gasoline RBOB Nov 2014 +	409,466	6,644
2	Lumber Future Nov 2014 +	73,238	2,145
22	Japanese Yen Future Dec 2014 +	95,731	95,731
11	Mexican Peso Future Dec 2014 +	1,110	(1,110)
7	Mini Gold Future Dec 2014 +	281,576	7,400
11	New Zealand Dollar Future Dec 2014 +	53,340	53,340
9	Platinum Future Jan 2015 +	585,225	14,265
5	Rough Rice Futures Nov 2014 +	127,450	(1,330)
8	Soybean Oil Future Dec 2014 +	155,376	(2,016)
3	Soybean Meal Dec 2014 +	89,670	630
3	SPI 200 Dec 2014	4,814	4,814
22	Swiss Franc Future Dec 2014 +	68,500	68,500
4	US 5Yr Note (CBT) Dec 2014 +	473,032	(2,086)
3	Wheat Future Dec 2014 +	71,663	9,237
11	World Sugar #11 Mar 2015 +	202,664	2,397
	Net Unrealized Appreciation from Open Short Futures Contracts		$409,390
	Total Net Unrealized Appreciation from Open Futures Contracts		$581,175

+	This investment is a holding of GPMAS Fund Limited.

*	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

The accompanying notes are an integral part of these consolidated financial statements.

9

Grant Park Funds

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2014

	Grant Park Managed	Grant Park Multi Alternative
	Futures Strategy Fund	Strategies Fund
Assets
Investment securities:
At cost	$63,763,966	$18,618,822
At fair value	$63,760,121	$18,543,892
Cash on deposit with Broker - swap margin balance (1)	10,732	—
Deposit at Broker for futures contracts	—	609,149
Unrealized appreciation on swap contract	3,236,818	—
Net unrealized appreciation from futures contracts	—	581,175
Receivable for Fund shares sold	9,529	6,826
Dividends and interest receivable	133,270	20,147
Prepaid expenses and other assets	41,396	47,978
Total Assets	67,191,866	19,809,167

Liabilities
Payable for investments purchased	—	502,433
Due to broker - swap contract	12,319,444	—
Payable for Fund shares purchased	172,384	335
Investment advisory fees payable	60,090	2,844
Distribution (12b-1) fees payable	10,127	1,529
Fees payable to other affiliates	29,545	32,935
Accrued expenses and other liabilities	55,310	54,225
Total Liabilities	12,646,900	594,301
NET ASSETS	$54,544,966	$19,214,866

Net Assets Consist of:
Paid in capital ($0 par value, unlimited shares authorized)	$63,004,470	$18,455,810
Accumulated net investment income (loss)	(2,309,714)	55,930
Accumulated net realized gain (loss) from security transactions, futures contracts and swap contracts	(9,382,763)	196,881
Net unrealized appreciation of investments, future contracts and swap contracts	3,232,973	506,245
NET ASSETS	$54,544,966	$19,214,866

(1)	This investment is a holding of GPMFS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

10

Grant Park Funds

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Continued)

September 30, 2014

	Grant Park Managed	Grant Park Multi Alternative
	Futures Strategy Fund	Strategies Fund
Net Asset Value Per Share:
Class A Shares
Net Assets	$19,851,151	$3,075,925
Shares of beneficial interest outstanding	2,217,362	290,652
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$8.95	$10.58
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$9.50	$11.23

Class C Shares
Net Assets	$4,960,808	$890,959
Shares of beneficial interest outstanding	569,102	84,609
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.72	$10.53

Class I Shares
Net Assets	$24,769,781	$13,259,090
Shares of beneficial interest outstanding	2,741,885	1,250,004
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.03	$10.61

Class N Shares
Net Assets	$4,958,783	$1,988,892
Shares of beneficial interest outstanding	553,855	187,740
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.95	$10.59

Class W Shares
Net Assets	$4,443
Shares of beneficial interest outstanding	500
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.89

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

11

Grant Park Funds

CONSOLIDATED STATEMENTS OF OPERATIONS

	Grant Park Managed	Grant Park Managed	Grant Park Multi Alternative
	Futures Strategy Fund (a)	Futures Strategy Fund	Strategies Fund (b)
	For the period ended	For the year ended	For the period ended
	September 30, 2014	January 31, 2014	September 30, 2014
Investment Income
Interest	$24,949	$93,797	$1,629
Dividends	—	—	66,255
Total Investment Income	24,949	93,797	67,884

Expenses
Investment advisory fees	591,097	1,570,546	85,106
Distribution (12b-1) fees:
Class A	46,414	110,572	1,721
Class C	37,983	72,668	1,790
Class N	11,815	60,437	1,545
Class W	961	2,711	—
Professional fees	61,434	49,968	56,504
Registration fees	56,688	72,755	43,956
Transfer agent fees	50,366	135,594	32,934
Administrative services fees	48,461	110,065	34,232
Printing and postage expenses	32,081	39,742	14,780
Accounting services fees	30,118	42,265	29,606
Compliance officer fees	25,758	22,182	6,902
Trustees fees and expenses	7,980	7,401	8,323
Custodian fees	6,110	15,900	7,722
Insurance expense	4,832	3,495	2,393
Interest expense	—	—	595
Other expenses	26	29,600	5,412
Total Expenses	1,012,124	2,345,901	333,521

Less: Fees waived/reimbursed by the Advisor	(210,511)	(205,002)	(204,324)

Net Expenses	801,613	2,140,899	129,197
Net Investment Loss	(776,664)	(2,047,102)	(61,313)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	118	3,554	—
Swap contract	(5,182,622)	(5,772,018)	—
Futures contracts	—	—	314,124
	(5,182,504)	(5,768,464)	314,124
Net change in unrealized appreciation (depreciation) of:
Investments	(6,736)	1,909	(74,930)
Swap contract	6,642,754	(1,150,336)	—
Futures contracts	—	—	581,175
	6,636,018	(1,148,427)	506,245
Net Realized and Unrealized Gain (Loss)	1,453,514	(6,916,891)	820,369

Net Increase (Decrease) in Net Assets Resulting From Operations	$676,850	$(8,963,993)	$759,056

(a)	The Grant Park Managed Futures Strategy Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(b)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

12

Grant Park Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	September 30, 2014 (a)	January 31, 2014	January 31, 2013

From Operations
Net investment loss	$(776,664)	$(2,047,102)	$(3,183,644)
Net realized gain (loss) from investment transactions, options transactions, swap contract and futures contracts	(5,182,504)	(5,768,464)	1,569,941
Net change in unrealized appreciation (depreciation) of investments, options contracts, swap contract and futures contracts	6,636,018	(1,148,427)	(3,040,619)
Net increase (decrease) in net assets resulting from operations	676,850	(8,963,993)	(4,654,322)

Capital Transactions - Controlling Interest
Proceeds from shares sold	13,923,924	54,929,528	115,566,911
Redemption fee proceeds	713	23,622	22,294
Payments for shares redeemed	(43,230,004)	(91,461,527)	(40,612,052)
Total Increase (Decrease) in Net Assets From Capital Transactions - Controlling Interest	(29,305,367)	(36,508,377)	74,977,153
Capital Transactions - Non-controlling Interest
Withdrawals	—	—	(733,999)
Reduction of non-controlling interest due to deconsolidation	—	—	(3,299,990)
Total Increase (Decrease) in Net Assets From Capital Transactions - Non-controlling Interest	—	—	(4,033,989)
Net Assets
Beginning of Period	83,173,483	128,645,853	62,357,011
End of Period *	$54,544,966	$83,173,483	$128,645,853

* Includes accumulated net investment loss of:	$(2,309,714)	$(1,533,050)	$(1,592,776)

(a)	The Grant Park Managed Futures Strategy Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. The period represented is from February 1, 2014 through September 30, 2014.

The accompanying notes are an integral part of these consolidated financial statements.

13

Grant Park Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	September 30, 2014 (a)	January 31, 2014	January 31, 2013

SHARE ACTIVITY
Class A:
Shares Sold	263,712	2,783,622	4,032,988
Shares Redeemed	(2,201,013)	(2,967,866)	(1,227,090)
Net increase (decrease) in shares of beneficial interest outstanding	(1,937,301)	(184,244)	2,805,898

Class C:
Shares Sold	50,606	360,866	534,967
Shares Redeemed	(273,731)	(250,528)	(44,544)
Net increase (decrease) in shares of beneficial interest outstanding	(223,125)	110,338	490,423

Class I:
Shares Sold	1,197,222	1,902,007	3,676,662
Shares Redeemed	(1,869,153)	(2,838,820)	(1,255,287)
Net increase (decrease) in shares of beneficial interest outstanding	(671,931)	(936,813)	2,421,375

Class N:
Shares Sold	88,187	909,228	3,638,263
Shares Redeemed	(618,525)	(4,021,861)	(1,715,323)
Net increase (decrease) in shares of beneficial interest outstanding	(530,338)	(3,112,633)	1,922,940

Class W:
Shares Sold	—	25,158	36,866
Shares Redeemed	(65,737)	(15,006)	(415)
Net increase (decrease) in shares of beneficial interest outstanding	(65,737)	10,152	36,451

(a)	The Grant Park Managed Futures Strategy Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

The accompanying notes are an integral part of these consolidated financial statements.

14

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the
Period Ended
September 30, 2014 (a)

From Operations
Net investment loss	$(61,313)
Net realized gain from investment transactions and futures contracts	314,124
Net change in unrealized appreciation (depreciation) of investments and futures contracts	506,245
Net increase in net assets resulting from operations	759,056

Capital Transactions
Proceeds from shares sold	23,445,970
Redemption fee proceeds	59
Payments for shares redeemed	(4,990,219)
Total Increase in Net Assets From Capital Transactions	18,455,810

Net Assets
Beginning of Period	—
End of Period *	$19,214,866
* Includes accumulated net investment income of:	$55,930

(a)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

15

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
September 30, 2014 (a)

SHARE ACTIVITY
Class A:
Shares Sold	292,801
Shares Redeemed	(2,149)
Net increase in shares of beneficial interest outstanding	290,652

Class C:
Shares Sold	84,609
Net increase in shares of beneficial interest outstanding	84,609

Class I:
Shares Sold	1,714,668
Shares Redeemed	(464,664)
Net increase in shares of beneficial interest outstanding	1,250,004

Class N:
Shares Sold	218,149
Shares Redeemed	(30,409)
Net increase in shares of beneficial interest outstanding	187,740

(a)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

16

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Period Ended		Year Ended	Year Ended	Period Ended
	September 30, 2014 *		January 31, 2014	January 31, 2013	January 31, 2012 (1)

Net asset value, beginning of period	$8.74		$9.43	$9.80	$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)		(0.17)	(0.31)	(0.31)
Net realized and unrealized gain (loss)	0.30		(0.52)	(0.06)	0.11
Total from investment operations	0.21		(0.69)	(0.37)	(0.20)

Paid-in-capital from redemption fees (3)	0.00		0.00	0.00	0.00

Net asset value, end of period	$8.95		$8.74	$9.43	$9.80

Total return (4)	2.40	% (5)	(7.32)%	(3.78)%	(2.00	)% (5)

Net assets, at end of period (000s)	$19,851		$36,304	$40,935	$15,026

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	2.42	% (7)	2.12%	3.50%	4.80	% (7)
Ratio of net expenses to average net assets	1.92	% (7)	1.94%	3.33%	3.55	% (7)
Ratio of net investment loss to average net assets	(1.86	)% (7)	(1.86)%	(3.20)%	(3.45	)% (7)
Portfolio Turnover Rate	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

17

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Period Ended		Year Ended	Year Ended	Period Ended
	September 30, 2014 *		January 31, 2014	January 31, 2013	January 31, 2012 (1)

Net asset value, beginning of period	$8.55		$9.30	$9.74	$10.00
Activity from investment operations:
Net investment loss (2)	(0.14)		(0.23)	(0.38)	(0.36)
Net realized and unrealized gain (loss)	0.31		(0.52)	(0.06)	0.10
Total from investment operations	0.17		(0.75)	(0.44)	(0.26)

Paid-in-capital from redemption fees (3)	0.00		0.00	0.00	0.00

Net asset value, end of period	$8.72		$8.55	$9.30	$9.74

Total return (4)	1.99	% (5)	(8.06)%	(4.52)%	(2.60	)% (5)

Net assets, at end of period (000s)	$4,961		$6,773	$6,342	$1,864

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	3.18	% (7)	2.87%	4.26%	6.64	% (7)
Ratio of net expenses to average net assets	2.67	% (7)	2.69%	4.08%	4.10	% (7)
Ratio of net investment loss to average net assets	(2.61	)% (7)	(2.61)%	(3.95)%	(4.01	)% (7)
Portfolio Turnover Rate	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

18

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Period Ended		Year Ended	Year Ended	Period Ended
	September 30, 2014 *		January 31, 2014	January 31, 2013	January 31, 2012 (1)

Net asset value, beginning of period	$8.80		$9.48	$9.82	$10.00
Activity from investment operations:
Net investment loss (2)	(0.08)		(0.15)	(0.28)	(0.29)
Net realized and unrealized gain (loss)	0.31		(0.53)	(0.06)	0.11
Total from investment operations	0.23		(0.68)	(0.34)	(0.18)

Paid-in-capital from redemption fees (3)	0.00		0.00	0.00	0.00

Net asset value, end of period	$9.03		$8.80	$9.48	$9.82

Total return (4)	2.61	% (5)	(7.17)%	(3.46)%	(1.80	)% (5)

Net assets, at end of period (000s)	$24,770		$30,047	$41,241	$18,951

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	2.18	% (7)	1.88%	3.26%	4.17	% (7)
Ratio of net expenses to average net assets	1.67	% (7)	1.69%	3.08%	3.23	% (7)
Ratio of net investment loss to average net assets	(1.61	)% (7)	(1.61)%	(2.95)%	(3.14	)% (7)
Portfolio Turnover Rate	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

19

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class N
	Period Ended		Year Ended	Year Ended	Period Ended
	September 30, 2014 *		January 31, 2014	January 31, 2013	January 31, 2012 (1)

Net asset value, beginning of period	$8.74		$9.44	$9.80	$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)		(0.17)	(0.31)	(0.34)
Net realized and unrealized gain (loss)	0.30		(0.53)	(0.05)	0.14
Total from investment operations	0.21		(0.70)	(0.36)	(0.20)

Paid-in-capital from redemption fees (3)	0.00		0.00	0.00	0.00

Net asset value, end of period	$8.95		$8.74	$9.44	$9.80

Total return (4)	2.40	% (5)	(7.42)%	(3.67)%	(2.00	)% (5)

Net assets, at end of period (000s)	$4,959		$9,475	$39,601	$22,290

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	2.42	% (7)	2.12%	3.50%	4.26	% (7)
Ratio of net expenses to average net assets	1.92	% (7)	1.94%	3.33%	3.81	% (7)
Ratio of net investment loss to average net assets	(1.86	)% (7)	(1.85)%	(3.20)%	(3.71	)% (7)
Portfolio Turnover Rate	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

20

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class W
	Period Ended		Year Ended	Year Ended	Period Ended
	September 30, 2014 *		January 31, 2014	January 31, 2013	January 31, 2012 (1)

Net asset value, beginning of period	$8.67		$9.39	$9.78	$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)		(0.19)	(0.33)	(0.32)
Net realized and unrealized gain (loss)	0.31		(0.53)	(0.06)	0.10
Total from investment operations	0.22		(0.72)	(0.39)	(0.22)

Paid-in-capital from redemption fees (3)	0.00		0.00	0.00	0.00

Net asset value, end of period	$8.89		$8.67	$9.39	$9.78

Total return (4)	2.54	% (5)	(7.67)%	(3.99)%	(2.20	)% (5)

Net assets, at end of period (000s)	$4		$574	$526	$192

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	2.59	% (7)	2.38%	3.75%	14.70	% (7)
Ratio of net expenses to average net assets	2.18	% (7)	2.19%	3.58%	3.60	% (7)
Ratio of net investment loss to average net assets	(2.12	)% (7)	(2.11)%	(3.46)%	(3.50	)% (7)
Portfolio Turnover Rate	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

21

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class A
Period Ended
September 30, 2014 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.61
Net realized and unrealized loss	(0.03)
Total from investment operations	0.58

Paid-in-capital from redemption fees (3)	0.00

Net asset value, end of period	$10.58

Total return (4,5)	5.80%

Net assets, at end of period (000s)	$3,076

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6,7,8)	4.23%
Ratio of net expenses to average net assets, including interest expense (7,8)	1.97%
Ratio of net investment income to average net assets (7)	7.87%
Portfolio Turnover Rate (5)	0%

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense are 4.22% and 1.96%, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

22

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class C
Period Ended
September 30, 2014 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.72
Net realized and unrealized loss	(0.19)
Total from investment operations	0.53

Paid-in-capital from redemption fees (3)	0.00

Net asset value, end of period	$10.53

Total return (4,5)	5.30%

Net assets, at end of period (000s)	$891

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6,7,8)	4.63%
Ratio of net expenses to average net assets, including interest expense (7,8)	2.72%
Ratio of net investment income to average net assets (7)	9.22%
Portfolio Turnover Rate (5)	0%

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor. Interest expense is not included in the waiver.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense are 4.62% and 2.71%, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

23

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class I
Period Ended
September 30, 2014 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.19)
Net realized and unrealized gain	0.80
Total from investment operations	0.61

Paid-in-capital from redemption fees (3)	0.00

Net asset value, end of period	$10.61

Total return (4,5)	6.10%

Net assets, at end of period (000s)	$13,259

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6,7,8)	4.71%
Ratio of net expenses to average net assets, including interest expense (7,8)	1.72%
Ratio of net investment income to average net assets (7)	(2.51)%
Portfolio Turnover Rate (5)	0%

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor. Interest expense is not included in the waiver.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense are 4.70% and 1.71%, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

24

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class N
Period Ended
September 30, 2014 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.14
Net realized and unrealized gain	0.44
Total from investment operations	0.59

Paid-in-capital from redemption fees (3)	0.00

Net asset value, end of period	$10.59

Total return (4,5)	5.90%

Net assets, at end of period (000s)	$1,989

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6,7,8)	4.20%
Ratio of net expenses to average net assets, including interest expense (7,8)	1.97%
Ratio of net investment income to average net assets (7)	1.87%
Portfolio Turnover Rate (5)	0%

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales charges.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor. Interest expense is not included in the waiver.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense are 4.19% and 1.96%, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

25

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014

1.	ORGANIZATION

The Grant Park Managed Futures Strategy Fund and the Grant Park Multi Alternative Strategies Fund (each a “Fund,” and together the “Funds”) each are a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Grant Park Managed Futures Strategy Fund is a non-diversified fund and seeks to achieve income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. The Grant Park Multi Alternative Strategies Fund is a diversified fund and seeks to provide positive absolute returns.

The Grant Park Managed Futures Strategy Fund offers five classes of shares: Class A, Class C, Class I, Class N and Class W. The Grant Park Multi Alternative Strategies Fund offers four classes of shares: Class A, Class C, Class I, and Class N. Class C, I, N and W shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the applicable and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

On March 26, 2014, the Board approved a change in the Grant Park Managed Futures Strategy Fund’s fiscal year end from January 31 to September 30. This change to the calendar year reporting cycle began February 1, 2014.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the- counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair market value as determined in good faith by a fair value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

26

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the Trust’s Fair Value Procedures. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods. The three levels of the hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

27

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Funds’ investments measured at fair value:

The Grant Park Managed Futures Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$28,592,311	$—	$28,592,311
Short Term Investments	35,167,810	—	—	35,167,810
Swap Contract	—	3,236,818	—	3,236,818
Total	$35,167,810	$31,829,129	$—	$66,996,939

The Grant Park Multi Alternative Strategies Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,470,090	$—	$—	$7,470,090
Bonds & Notes	—	6,616,212	—	6,616,212
Short Term Investment	4,457,590	—	—	4,457,590
Long Futures Contracts	171,785	—	—	171,785
Short Futures Contracts	409,390	—	—	409,390
Total	$12,508,855	$6,616,212	$—	$19,125,067

The Funds did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 & Level 2 at the end of each reporting period.

*	Refer to the Consolidated Portfolios of Investments for security classifications.
28

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

Offsetting of Financial Assets and Derivative Assets

Each Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts and futures contracts. The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2014:

The Grant Park Managed Futures Strategy Fund

Assets
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &
Description	Assets	Liabilities	Liabilities
Unrealized appreciation on swap contract	$3,236,818	$—	$3,236,818
Total	$3,236,818	$—	$3,236,818

Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities
	Gross Amounts	Statement of	Presented in the
	of Recognized	Assets &	Statement of	Cash Collateral
Description	Liabilities	Liabilities	Assets & Liabilities	Pledged (1)
Due to broker - swap contract	$12,319,444	$—	$12,319,444	$12,319,444
Total	$12,319,444	$—	$12,319,444	$12,319,444

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged. Total collateral held for the swap contract as of September 30, 2014 was $21,299,033.

The Grant Park Multi Alternative Strategies Fund

Assets:
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets	the Statement of	Cash Collateral
Description	Recognized Assets	& Liabilities	Assets & Liabilities	Pledged (1)
Futures Contracts	$624,271	$(43,096)	$581,175	$581,175
Total	$624,271	$(43,096)	$581,175	$581,175

Liabilities:
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of
Description	Liabilities	& Liabilities	Assets & Liabilities
Futures Contracts	$43,096	$(43,096)	$—
Total	$43,096	$(43,096)	$—

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the futures contracts as of September 30, 2014 was $609,149.
29

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

Consolidation of Subsidiaries – The consolidated financial statements of the Grant Park Managed Futures Strategy Fund include GPMFS Fund Limited (“GPMFS”), a wholly-owned and controlled subsidiary. The consolidated financial statements of the Grant Park Multi Alternative Strategies Fund include GPMAS Fund Limited (“GPMAS”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

Each Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. GPMFS commenced operations on March 11, 2011. GPMAS commenced operations on December 31, 2013.

A summary of the Grant Park Managed Futures Strategy Fund’s investments in GPMFS is as follows:

GPMFS Fund Limited (GPMFS)
September 30, 2014
Fair Value of GPMFS	$13,661,843
Other Assets	$—
Total Net Assets	$13,661,843

Percentage of the Fund’s Total Net Assets	25.0%

A summary of the Grant Park Multi Alternative Strategies Fund’s investments in GPMAS is as follows:

GPMAS Fund Limited (GPMAS)
September 30, 2014
Fair Value of GPMAS	$965,661
Other Assets	$—
Total Net Assets	$965,661

Percentage of the Fund’s Total Net Assets	5.0%

For tax purposes, GPMFS and GPMAS are exempted Cayman investment companies. Both have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, both are controlled foreign corporations which generate and are allocated no income which is considered effectively connected with U.S trade of business and as such are not subject to U.S. income tax. However, as wholly-owned controlled foreign corporations, GPMFS’s and GPMAS’s net income and capital gain, to the extent of their earnings and profits, will be included each year in each Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Funds’ investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of a Fund’s cash is held at the Broker. The Funds could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Funds, in the event of the Broker’s bankruptcy. The Funds do not anticipate any material losses as a result of this concentration.

30

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Grant Park Managed Futures Strategy Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. Each Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement will first be offset against the due to broker-swap contract balance outstanding at the time the position is liquidated, with the remainder being recorded as a realized gain or loss on the Consolidated Statement of Operations.

GPMFS maintains cash and securities, at least 20% of the notional value of the swap, as collateral to secure its obligations under the swap. As of September 30, 2014, the notional value of the swap was $54,500,000, the cash margin balance was $10,732 and the U.S. Treasury securities pledged were $21,299,033. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of a Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the period ended September 30, 2014, for the Grant Park Managed Futures Strategy Fund the net change in unrealized appreciation on the swap contract was $6,642,754 and realized losses of $5,182,622.

Futures Contracts – The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts as presented in deposit at broker for futures contracts in the Consolidated Statements of Assets and Liabilities are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The derivative instruments outstanding as of September 30, 2014 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Grant Park Multi Alternative Strategies Fund.

31

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Grant Park Multi Alternative Strategies Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2014:

Derivative Investment Type	Asset Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation from futures contracts

The following table sets forth the fair value of the Grant Park Multi Alternative Strategies Fund’s derivative contracts by primary risk exposure as of September 30, 2014:

Derivative Investment Value

	Equity	Currency	Commodity	Interest Rate	Total for the Period Ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2014
Futures	$38,248	$392,093	$86,888	$63,946	$581,175

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Grant Park Multi Alternative Strategies Fund’s Consolidated Statement of Operations for the period ended September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from futures contracts Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Grant Park Multi Alternative Strategies Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statements of Operations categorized by primary risk exposure for the period ended September 30, 2014:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

	Equity	Currency	Commodity	Interest Rate	Total for the Period Ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2014
Futures	$(157,328)	$77,757	$256,314	$137,381	$314,124

Net change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

	Equity	Currency	Commodity	Interest Rate	Total for the Period Ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2014
Futures	$38,248	$392,093	$86,888	$63,946	$581,175

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The difference between the cost and fair value of open investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying Consolidated Statement of Operations.

32

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where a Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale and/or maturity of securities, other than short-term securities and U.S. Government securities, for the period ended September 30, 2014 amounted to:

Fund	Purchases	Sales
Grant Park Managed Futures Strategy Fund	$4,053,920	$—
Grant Park Multi Alternative Strategies Fund	7,543,122	—

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Dearborn Capital Management, LLC, serves as the Funds’ investment advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS.

Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Grant Park Managed Futures Strategy Fund and the Grant Park Multi Alternative Strategies Fund pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.40% and 1.18%, respectively, of the applicable Fund’s average daily net assets.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Grant Park Managed Futures Strategy Fund (the “Waiver Agreement”), effective May 31, 2014 the Advisor has agreed, at least until May 31, 2015, to waive a portion of its advisory fee and has agreed to reimburse for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not

33

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

exceed 1.90%, 2.65%, 1.65%, 1.90% and 2.15% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, Class N and Class W shares, respectively (the “Expense Limitation”). Prior to May 31, 2014, the Expense Limitation was 1.94%, 2.69%, 1.69%, 1.94% and 2.19% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, Class N and Class W shares, respectively. For the period ended September 30, 2014, the Advisor earned $591,097 in management fees and waived fees in the amount of $210,511 for the Grant Park Managed Futures Strategy Fund.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund (the “Waiver Agreement”), the Advisor has agreed, at least until September 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Multi Alternative Strategies Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.96%, 2.71%, 1.71%, and 1.96% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively (the “Expense Limitation”). For the period ended September 30, 2014, the Advisor earned $85,106 in management fees and waived fees and reimbursed expenses in the amount of $204,324 for the Grant Park Multi Alternative Strategies Fund.

If the Advisor waives any applicable or reimburses any expense pursuant to the Waiver Agreement, and the applicable Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed its Expense Limitation for each share class. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate these expense reimbursement arrangements at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire on:

Grant Park Managed Futures Strategy Fund		Grant Park Multi Alternative Strategies Fund
January 31, 2015	$178,587	September 30, 2017	$204,324
January 31, 2016	174,324		$204,324
January 31, 2017	205,002
September 30, 2017	210,511
	$768,424

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A, Class C, Class N and Class W shares of each Fund (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets attributable to the Class A, Class C, Class N and Class W shares, of each Fund, respectively. Pursuant to the Plans, the Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Funds shares and for maintenance and personal service provided to existing shareholders. The Plans further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the period ended September 30, 2014, the Grant Park Managed Futures Strategy Fund incurred $97,173 pursuant to the Plans and the Grant Park Multi Alternative Strategies Fund incurred $5,056 pursuant to the Plans.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s Class A, Class C, Class I, Class N and Class W shares. The Distributor is an affiliate of GFS. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter or other affiliated broker-dealers during the period ended September 30, 2014.

Fund	Underwriting Commisions	Amount Retained
Grant Park Managed Futures Strategy Fund
Class A	$23,975	$2,942
Grant Park Multi Alternative Strategies Fund
Class A	97,639	13,794
34

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells its shares after holding them for less than 60 days. The redemption fee is paid directly to each Fund. For the period ended September 30, 2014 the redemption fees assessed for the Grant Park Managed Futures Strategy Fund and the Grant Park Multi Alternative Strategies Fund were $713 and $59, respectively.

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Grant Park Managed Futures Strategy Fund currently seeks to achieve its investment objective by investing a portion of its assets in Invesco STIT Treasury Portfolio (the “Portfolio”), ticker IMRXX, a registered open-end fund incorporated in the USA. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio. The annual report of the Portfolio, along with the report of the independent registered public accounting firm is included in the Portfolio’s N-CSR filing dated August 31, 2014 available at www.sec.gov. As of September 30, 2014, the percentage of the Grant Park Managed Futures Strategy Fund’s net assets invested in the Portfolio was 25.4%.

7.	TAX COMPONENTS OF CAPITAL

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Post October Loss	Other	Unrealized	Total
	Ordinary	and	Book/Tax	Appreciation/	Accumulated
	Income	Late Year Loss	Differences	(Depreciation)	Earnings/(Deficits)
Grant Park Managed Futures Strategy Fund	$548,433	$—	$(9,004,092)	$(3,845)	$(8,459,504)
Grant Park Multi Alternative Strategies Fund	1,028,781	(275,725)	—	6,000	759,056

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss) and net realized gain (loss) from security transactions is primarily attributable to adjustments related to the Funds’ wholly owned subsidiaries, and mark-to-market on open futures contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such losses as follows:

Post October
Losses
Grant Park Managed Futures Strategy Fund	$—
Grant Park Multi Alternative Strategies Fund	275,725
35

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, resulted in reclassification for the period ended September 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Grant Park Managed Futures Strategy Fund	$—	$—	$—
Grant Park Multi Alternative Strategies Fund	—	(117,243)	(117,243)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Grant Park Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Grant Park Managed Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2014, and the related consolidated statements of operations for the period from February 1, 2014 through September 30, 2014 and the year ended January 31, 2014, the statements of changes in net assets for the period from February 1, 2014 through September 30, 2014 and for each of the two years in the period ended January 31, 2013, and the financial highlights for the period from February 1, 2014 through September 30, 2014, each of the two years in the period ended January 31, 2013, and the period from March 4, 2011 (commencement of operations) through January 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Managed Futures Strategy Fund as of September 30, 2014, and the results of their operations for the period from February 1, 2014 through September 30, 2014 and the year ended January 31, 2014, the changes in their net assets for the period from February 1, 2014 through September 30, 2014 and for each of the two years in the period ended January 31, 2013 and their financial highlights for the period from February 1, 2014 through September 30, 2014, each of the two years in the period ended January 31, 2013, and the period from March 4, 2011 (commencement of operations) through January 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
December 1, 2014

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Grant Park Multi Alternative Strategies Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Grant Park Multi Alternative Strategies Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2014, and the related consolidated statements of operations, changes in net assets and the financial highlights for the period from December 31, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Multi Alternative Strategies Fund as of September 30, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the period from December 31, 2013 (commencement of operations) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
December 1, 2014

38

Grant Park Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2014

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
						Consolidated
				Expenses	Ending	Expenses
	Fund’s	Beginning	Ending	Paid During	Account	Paid During
	Annualized	Account Value	Account Value	Period *	Value	Period *
	Expense Ratio	4/1/14	9/30/14	4/1/14 – 9/30/14	9/30/14	4/1/14 – 9/30/14
Grant Park Managed Futures
Strategy Fund:
Class A	1.91%	$1,000.00	$1,050.50	$9.82	$1,015.49	$9.65
Class C	2.66%	$1,000.00	$1,046.80	$13.65	$1,011.73	$13.41
Class I	1.66%	$1,000.00	$1,051.20	$8.54	$1,016.75	$8.39
Class N	1.91%	$1,000.00	$1,050.50	$9.82	$1,015.49	$9.65
Class W	2.13%	$1,000.00	$1,050.80	$10.95	$1,014.39	$10.76

					Hypothetical
			Actual		(5% return before expenses)
						Consolidated
				Expenses	Ending	Expenses
	Fund’s	Beginning	Ending	Paid During	Account	Paid During
	Annualized	Account Value	Account Value	Period *	Value	Period *
	Expense Ratio	4/1/14	9/30/14	4/1/14 – 9/30/14	9/30/14	4/1/14 – 9/30/14
Grant Park Multi Alternative
Strategies Fund:
Class A	1.97%	$1,000.00	$1,062.30	$10.17	$1,015.20	$9.94
Class C	2.72%	$1,000.00	$1,059.40	$14.04	$1,011.44	$13.71
Class I	1.72%	$1,000.00	$1,064.20	$8.89	$1,016.45	$8.69
Class N	1.97%	$1,000.00	$1,062.20	$10.18	$1,015.20	$9.94

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).
39

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2014

Grant Park Managed Futures Strategy Fund* - Advisor-Dearborn Capital Management, LLC

In connection with the regular meeting held on December 10-11, 2013, the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Dearborn Capital Management, LLC (“Advisor”) and the Trust, with respect to the Grant Park Managed Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Fund, and expressed their satisfaction with the principal’s experience with alternative investments, in particular the benefits of his past association with the Chicago Board of Trade and his experience managing hedge funds and a mutual fund. The Trustees also discussed and expressed their satisfaction with the experience of the other key investment personnel who provide operations, finance, and compliance services to the Fund. The Trustees discussed the comprehensive nature of the Advisor’s approach to evaluating and selecting a diverse set of commodity trading advisors with unique strategies. They also reviewed other aspects of the Advisor’s compliance service to the Fund including automated position reporting, risk management reporting and monitoring compliance to investment limitations and guidelines. The Trustees noted that there were no regulatory or compliance issues reported to the Trustees. The Trustees recognized as a positive the Advisor’s expertise and knowledge of the alternative asset class and concluded that the Advisor will continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees then evaluated the Fund’s performance, noting that while the Fund had underperformed its peer group average, Morningstar category, and the benchmark indices provided over the 1-year period, the Fund outperformed its peer group average and Morningstar category since inception. The Trustees acknowledged that the recent periods have been difficult for managed alternative futures funds, and concluded that the Fund’s absolute performance although disappointing was somewhat the norm for this asset class in the current economic environment but believes the Advisor has the knowledge and potential to deliver consistent performance as described in the Fund’s prospectus.

Fees and Expenses. The Trustees then evaluated the advisory fee and expense ratios of the Fund, noting that the advisory fee of 1.40% is slightly higher than the peer group average and the Morningstar category average, while still falling well within the high-low range of both data sets. The Trustees acknowledged that managed futures funds typically have relatively high advisory fees and expenses when compared to other mutual funds. The Trustees then noted that the Fund’s expense ratio of 2.46% was higher than the averages for the Fund’s peer group and Morningstar category, but again well within the high-low range of both data sets. After considering all of these factors, the Trustees concluded that the advisory fee and overall expense ratio were reasonable.

Economies of Scale. The Trustees agreed with the Advisor’s assessment that the Fund’s current asset levels are not high enough to support breakpoints at this time. After discussion, it was the consensus of the Trustees that based on the current and anticipated size of the Fund, asset levels do not warrant breakpoints at this time, but the Advisor’s economies of scale would be revisited at the next renewal and as the size of each Fund materially increases and it was noted that the Advisor is willing to engage in those discussions.

Profitability. The Trustees considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees also considered the benefits realized by the Advisor from other activities related to the Fund, and noted that the Advisor receives 12b-1 fees as reimbursement for distribution related expenses. The Trustees concluded that, based on the profitability information provided by the Advisor, the Advisor was not earning excessive profits, from its relationship with the Fund.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that they were satisfied with the services provided by the Advisor, and that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
40

Grant Park Funds
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
September 30, 2014

Grant Park Multi Alternative Strategies Fund* - Adviser-Dearborn Capital Management, LLC

In connection with the regular meetings held on September 24-25, 2013 and November 12-13, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Dearborn Capital Management, LLC (“Dearborn”) and the Trust, with respect to the Grant Park Multi-Alternative Strategies Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Dearborn has been providing alternative investment solutions to high net worth and qualified investors since its founding in 1989 and has evolved to provide portfolio management, risk management, marketing and distribution services for an institutional client base, and as of June 2013, Dearborn was managing approximately $668 million in assets. In reviewing the background information on the key investment personnel who will be responsible for servicing the Fund, the Trustees discussed and were satisfied with the principal’s experience with alternative investments, in particular the benefits of his past association with the Chicago Board of Trade and his experience managing hedge funds and a mutual fund. After further discussion, they also expressed their satisfaction with the experience of the other key investment personnel who provide operations, finance, and compliance services to the Fund. The Trustees agreed that the Board has worked well in the past with the adviser which is currently managing a liquid alternative series of the Trust. The Trustees noted that Dearborn will utilize its quantitative analytical research and proprietary algorithms to manage four strategies within the Fund and they also perform the evaluation, selection, allocation, supervision and due-diligence on the sub-adviser. The Board acknowledged its understanding that not all risks can be eliminated but they were satisfied with Dearborn’s risk mitigation processes to monitor the key risks it identifies related to the strategies. The Trustees noted favorably that Dearborn would utilize its risk management and accounting teams to monitor and provide compliance to the Fund’s investment guidelines along with conducting portfolio evaluation for diversification, VaR, and investment concentration and that each strategy will be executed within established limits. The Trustees examined Dearborn’s broker-dealer selection process and were satisfied with the adviser’s approach regarding its best execution practices. They noted that there have been no material compliance or litigation issues reported within the past 36 months that would have a negative impact on the adviser’s ability to operate. The Trustees positively recognized Dearborn’s knowledge of the alternative asset class. The Board concluded that Dearborn is fully capable of providing a level of high quality service to the Fund and its shareholders.

Performance. The Trustees noted that based on back tested, hypothetical numbers, dating back to January 1, 2001, it appears that the strategy has the potential for reasonable performance. They also reviewed actual performance for the strategy noting that, although over a short time frame, the strategy has traded as expected based on the strategy disclosed in the prospectus, and returned positive performance of 1.8% since inception (June 15, 2013) and 2.25% for the most recent 1 month period. They further noted that the back tested alpha is positive, along with higher volatility measures with a corresponding Sharpe ratio showing more return per unit of risk than the Morningstar category. The Trustees considered favorably that the upside/downside capture ratio looks encouraging and may allow the Fund to achieve its goal of positive absolute return.

Fees and Expenses. The Trustees noted that Dearborn proposes to charge a management fee of 1.18%, and considered that a representative of Dearborn had noted its objective was to provide the best quality at the most competitive price. They further noted that, based upon the representations of Dearborn, the proposed fee would be higher if Dearborn did not contribute its own capital to hold a controlling, yet minority interest in the sub-adviser, EMC Capital Advisors, LLC. The Trustees compared the proposed advisory fee to the Fund’s peer group and Morningstar category averages of 1.19% and 1.03%, respectively. They noted that although the fee was higher than the Morningstar category average, it was within the high low range of 0.00% - 2.75%. They further noted that the Fund’s projected expense ratio of 1.88%, taking the proposed expense limitation agreement into account, was lower than the average expense ratios of the peer group, 2.01%, and Morningstar category, 2.22%. The Trustees agreed that the proposed advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They noted that Dearborn has indicated its willingness to discuss the matter with the Board as the Fund grows, and anticipates realizing economies once the Fund reaches $1 billion. The Trustees agreed that in light of Dearborn’s willingness to consider breakpoints as the

41

Grant Park Funds
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
September 30, 2014

Fund grows, and in consideration of the benefits shareholders are receiving by way of lower fees in connection with Dearborn’s relationship with the sub-adviser, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by Dearborn. They noted that although Dearborn anticipates realizing a profit in connection with the fees it will receive under the Advisory Agreement and, indirectly under the sub-advisory agreement, it anticipates realizing a net loss in connection with its overall relationship with the Fund. The Trustees agreed that Dearborn appears to be committed to the success of the Fund. After discussion, the Trustees concluded that the anticipated levels of profitability are not unreasonable.

Conclusion. Having requested and received such information from Dearborn as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of Grant Park Multi-Alternative Strategies Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
42

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	98	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	98	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	98	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	98	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)

9/30/14 – NLFT_v1

43

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2014

Independent Trustees (cont.)

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	98	Northern Lights Variable Trust (since 2013)

9/30/14 – NLFT_v2

44

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2014

Interested Trustees and Officers (cont.)

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-501-4758.

9/30/14 – NLFT_v2

45

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
46

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
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PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-501-4758 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file the complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-501-4758.

INVESTMENT ADVISOR
Dearborn Capital Management, LLC
626 W. Jackson Boulevard, Suite 600
Chicago, IL 60661

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $55,000

(b)

Audit-Related Fees

2014 - None

(c)

Tax Fees

2014 - $15,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $15,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/10/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/10/14